EXHIBIT 99.1


                      [LETTERHEAD OF THE FIRST YEARS INC.]


Contact: John Beals
Senior Vice President, Finance and Treasurer
(508) 588-1220

        THE FIRST YEARS REPORTS QUARTERLY RESULTS AND ANNOUNCES DIVIDEND
             -- Record Quarterly Sales; Net Income Increases by 12%;
                          Quarterly Dividend of $.06 --

AVON, Massachusetts, May 7, 2004 - The First Years Inc. (Nasdaq:KIDD), a leading marketer of parenting products for infants and toddlers, today reported sales and net income for the first quarter ended March 31, 2004.

Net sales for the quarter increased 10% to $37,133,250 versus $33,886,704 for the first quarter of 2003. Net income for the quarter increased 12% to $2,568,480 or $0.29 per diluted share compared with $2,291,958 or $0.28 per diluted share a year ago based on diluted weighted average shares outstanding of 8,720,921 and 8,317,042, respectively.

"I am pleased to report that increased demand for The First Years brand products in U.S., Canadian, and European markets contributed to record quarterly sales," said Ronald J. Sidman, President and Chief Executive Officer of The First Years.

Separately, the Company announced its quarterly dividend of $0.06 per share on the common stock of the Company.

The dividend is payable Tuesday, June 15, 2004 to shareholders of record as of May 28, 2004.


About The First Years

The First Years Inc. is a leading international marketer of feeding, soothing, play and care products for infants and toddlers. The Company's distinctive brands include: "The First Years," licenses from the Walt Disney Company and "Sesame Street(R)," licensed from the Sesame Workshop.

Included in this release are certain "forward-looking" statements, involving risks and uncertainties, which are covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's financial performance. Such statements are based on management's

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current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, events and performance to differ materially from those referred to or implied by such statements. In addition, actual future results may differ materially from those anticipated, depending on a variety of factors, which include, but are not limited to, sales of The First Years(R) brand, trends in sales of The First Years brand and licensed products, continued success of new Disney character refreshed graphics, continued maintenance of favorable license arrangements, success of market research identifying new product opportunities, successful introduction of new products, continued product innovation, the success of new enhancements to the Company's brand image, growth in domestic and international sales, ability to attract and retain key personnel, sales and earnings results, and general economic conditions affecting consumer spending, including uncertainties relating to global political conditions, such as terrorism and the conflict in Iraq. Information with respect to important factors that should be considered is contained in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not intend to update any of the forward-looking statements after the date of this release to conform these statements to actual results or to changes in its expectations.

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                              THE FIRST YEARS INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                                     (Unaudited)
                                                      March 31,     December 31,
                                                        2004           2003
                                                        ----           ----

ASSETS

Current assets:
  Cash and cash equivalents                          $25,742,856    $24,730,265
  Accounts receivable, net                            25,403,231     25,891,057
  Inventories                                         19,715,939     20,298,164
  Prepaid expenses and other assets                    2,164,470        801,566
  Deferred tax assets                                  2,157,200      2,157,200
                                                     -----------    -----------
      Total current assets                            75,183,696     73,878,252
                                                     -----------    -----------

Property, plant, and equipment, net                   10,565,706     10,786,503
                                                     -----------    -----------

  Total Assets                                       $85,749,402    $84,664,755
                                                     ===========    ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses              $15,874,978    $14,788,716
  Accrued royalty expenses                             1,195,132      1,431,051
  Accrued selling expenses                             1,250,924      3,107,430
                                                     -----------    -----------
      Total current liabilities                       18,321,034     19,327,197
                                                     -----------    -----------

Deferred tax liability                                 1,391,900      1,391,900
                                                     -----------    -----------

Stockholders' equity                                  66,036,468     63,945,658
                                                     -----------    -----------

Total Liabilities and Stockholders' Equity           $85,749,402    $84,664,755
                                                     ===========    ===========

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                              THE FIRST YEARS INC.

               UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                     THREE MONTHS ENDED MARCH 31, 2004 AND 2003

                                                       2004              2003
                                                       ----              ----

Net Sales                                          $37,133,250       $33,886,704

Cost of Products Sold                               23,617,740        21,672,950
                                                   -----------       -----------

Gross Profit                                        13,515,510        12,213,754

Selling, General, and
  Administrative Expenses                            9,389,651         8,381,837
                                                   -----------       -----------

Operating Income                                     4,125,859         3,831,917

Interest Income                                         50,521            52,741
                                                   -----------       -----------

Income before Income Taxes                           4,176,380         3,884,658

Provision for Income Taxes                           1,607,900         1,592,700
                                                   -----------       -----------

Net Income                                         $ 2,568,480       $ 2,291,958
                                                   ===========       ===========


Basic Earnings Per Share                           $      0.31       $      0.28
                                                   ===========       ===========

Basic Weighted Average
  Number of Shares Outstanding                       8,337,909         8,219,370
                                                   ===========       ===========

Diluted Earnings Per Share                         $      0.29       $      0.28
                                                   ===========       ===========

Diluted Weighted Average
  Number of Shares Outstanding                       8,720,921         8,317,042
                                                   ===========       ===========